Venture Pre-ipo

Venture Pre IPO

Robinhood Ventures Fund II is coming. Learn more.

Robinhood Ventures

Invest in private companies

Many companies stay private for years. Now, everyone can get exposure to some of them through Robinhood Ventures.

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Robinhood Ventures Fund II
Roadshow Kickoff

Fund II is coming

Robinhood Ventures Fund II (RVII) Roadshow kicks off 8/3, expanding public access to private companies in their earliest stages.

Explore Fund II


Robinhood Ventures Fund I
Roadshow Kickoff

Fund I is now live

Robinhood Ventures Fund I (RVI) is open for trading. Take a look at the companies, hear their stories, and take part in their journeys.

Explore Fund I

Interested in having your company join one of the funds?

Send us a note at ventures@robinhood.com

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund II ("RVII") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The offering of common shares of beneficial interest of RVII will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, or by emailing prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, Attention: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or email: prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 800-831-9146); Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com; or UBS Securities LLC, Attention: Equity Syndicate, 11 Madison Avenue, New York, NY 10010, by telephone at (888) 827-7275, or by email at ol-prospectus-request@ubs.com; or from RVII by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVII before investing. The prospectus, which will contain this and other information about RVII, should be read carefully before investing.

Forward-Looking Statements

This communication includes "forward looking statements," including with respect to RVII's proposed initial public offering. These statements include statements about our ability to register the public offering of shares of RVII with the SEC, RVI and RVII's investment objectives, and other forward-looking statements. You can sometimes identify forward-looking statements through the use of words or phrases such as "will" or "expect" and similar words and expressions of the future. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, including the risks outlined under "Risks" in the prospectuses, shareholder reports, and elsewhere in RVI and RVII's filings with the SEC, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. RVI, RVII, and Robinhood have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.

All investments involve risk and loss of principal is possible.

Robinhood Ventures DE, LLC ("Robinhood Ventures" or "RHV") is an investment advisor that provides advisory services to investment funds.

Funds managed by RHV may not be suitable for all investors. An investment in a fund managed by RHV is speculative and involves a high degree of risk with substantial risk of loss. RHV's funds pursue strategies focused on private investments, and such funds' investments in private companies may be subject to higher risk than investments in securities of public companies. This strategy entails limited information, illiquidity, valuation uncertainty, and risk of loss; shares and the value of a fund's Net Assets may be volatile and shares may trade at a discount or premium, and exposures may be via illiquid private vehicles with capital calls and extra fees. RHV's funds may use leverage, may have limited operating history, and may not pay dividends on a quarterly basis or become predictable distributors of dividends, all of which can reduce or delay returns. There is no assurance that the private companies in which RHV's funds invest will ever have a liquidity event.

Investors should consider the investment objectives, risks, and charges and expenses of any closed-end fund (including business development companies, or "BDCs") carefully before investing. Each fund's prospectus contains this and other information about the fund and should be read carefully before investing.

Closed-end funds (including BDCs) differ from open-end funds in that they do not redeem their shares at the request of an investor. No shareholder has the right to require a fund to redeem his, her, or its shares. While a fund's shares may be listed on an exchange, an active public market for the shares may not develop. As a result, shareholders may not be able to liquidate their investment. Accordingly, shareholders should consider that they may not have access to the funds they invest in a fund managed by RHV for an indefinite period of time.

The net asset value ("NAV") for a fund is calculated by dividing the total net assets of the fund by the total number of shares. Investors in closed-end funds (including business development companies) purchase shares on an exchange at the market price, which may be different from the NAV.

Robinhood and its affiliates generally earn more money from affiliated funds than from unaffiliated funds. In addition, Robinhood holds interests in funds managed by RHV and therefore has exposure to their market prices.

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